TRANSAMERICA SERIES TRUST
Supplement dated July 17, 2008 to the Statement of Additional Information dated May 1, 2008
The following information is added to the end of the section entitled “Investments in Futures, Options and Other Derivative Instruments – Futures Contracts” ending on page 11 to supplement and amend certain information in the Statement of Additional Information:
Futures transactions will be limited to the extent necessary to maintain the qualification of the portfolios as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the portfolios, the portfolios are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.
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Investors Should Retain This Supplement for Future Use